SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 1998


                       VETERINARY CENTERS OF AMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-10787              95-4097995
 (State or Other Jurisdiction      (Commission           (IRS Employer
       of Incorporation)          File Number)        Identification No.)


                      3420 Ocean Park Boulevard, Suite 1000
                         Santa Monica, California 90405
                    (Address of Principal Executive Offices)

                                 (310) 392-9599
                         (Registrant's Telephone Number)



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ITEM 5.           OTHER EVENTS
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         Reference is made to the press  release of  Registrant,  issued on July
23, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 27, 1998            VETERINARY CENTERS OF AMERICA, INC.



                                  By: /S/TOMAS FULLER
                                     -------------------------
                                      Tomas W. Fuller
                                      Chief Financial Officer,
                                      Vice President and
                                      Assistant Secretary



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                                  EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------

99.1              Press Release dated July 23, 1998.